UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            August 12, 2005
                                                 -------------------------------

                              Invacare Corporation
             (Exact name of registrant as specified in its charter)

Ohio                                  0-12938              95-2680965
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission    (IRS Employer Identification)
incorporation or organization)     File Number No)

            One Invacare Way, P.O. Box 4028, Elyria, Ohio              44036
--------------------------------------------------------------------------------
             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (440) 329-6000
                                                  ------------------------------

________________________________________________________________________________

(Former name, former address and former fiscal year, if change since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 12, 2005, Invacare Corporation ("Invacare") entered into a First Amendment (the "First Amendment") to the Credit Agreement dated as of January 14, 2005 among Invacare and Certain Borrowing Subsidiaries, the Banks Named Therein, and JPMorgan Chase Bank, N.A. as Agent, Keybank National Association as Syndication Agent, and J.P. Morgan Securities, Inc. and Keybank National Association, as Co-Lead Arrangers (the "Credit Agreement"), pursuant to which, among other things, (i) the definition of Adjusted EBITDA was amended to clarify the treatment of restructuring costs under the Credit Agreement, (ii) the definition of Total Debt was amended to include lease receivables securitizations and exclude trade receivable securitizations, and (iii) the maximum Total Debt to Adjusted EBITDA ratio as permitted under the covenants in the Credit Agreement for the period commencing on December 31, 2006 and continuing thereafter was reduced from 3.50 to 1.0, to 3.25 to 1.0. A copy of the First Amendment to the Credit Agreement is filed as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

 (c)   Exhibits

       Exhibit 10.1

                    First Amendment, dated as of August 12, 2005, to the Credit Agreement dated as of January 14, 2005 among Invacare Corporation and Certain Borrowing Subsidiaries, the Banks Named Therein, and JPMorgan Chase Bank, N.A. as Agent, Keybank National Association as Syndication Agent, J.P. Morgan Securities, Inc. and Keybank National Association, as Co-Lead Arrangers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               INVACARE CORPORATION


                           By:/s/ Gregory C. Thompson
                              -----------------------------------------
                              Gregory C. Thompson
                              Chief Financial Officer



Date:  August 12, 2005